                                                                   EXHIBIT 10.23



                                                         [RAPISTAN SYSTEMS LOGO]


December 14, 1999




MANNESMANN DEMATIC RAPISTAN CORP. ("RAPISTAN SYSTEMS") WITH OFFICES LOCATED
AT: 8600 W. Royal Lane, Suite 100 A
    Irving, TX  75063

SUBMITS THIS PROPOSAL TO:                 EQUIPMENT TO BE INSTALLED AT:
      HOME INTERIORS & GIFTS, INC.             HOME INTERIORS & GIFTS, INC.
      4550 Spring Valley Road                  Carrollton, TX
      Dallas, TX  75244

This PROPOSAL consists of the following documents:

1. Sales Agreement No. 56-5879 Rev B., including General Terms and Conditions (Exhibit A)
2.   This Proposal, Tabs 1 through 7 and Pages 1 through 34.
3.   Rapistan Systems drawings: Other Documents:  None

In the event of conflict between any documents, the document first listed above shall govern all documents listed below it.

All of the information in the Proposal is confidential and has been prepared for Home Interiors' use solely in considering the purchase of the equipment described. Transmission of all or any part of this information to others or Home Interiors' use for any other purpose is unauthorized without Rapistan Systems' prior written consent. All Rapistan Systems specifications and drawings will remain the property of Rapistan Systems and are subject to recall at any time.

Copyright, Mannesmann Dematic Rapistan Corp., 1999. The contents of this Proposal may not be reproduced without the express written permission of Rapistan Systems Corp.

THIS PROPOSAL SUBMITTED BY:

/s/ BRAD BIJONOWSKI        SALES ENGINEER                 972-929-7700
------------------------   ----------------------------   ----------------------
 BRAD BIJONOWSKI           TITLE                          PHONE

/s/ ROYAL SMITH            GENERAL MANAGER                972-929-7700
------------------------   ----------------------------   ----------------------
ROYAL SMITH                TITLE                          PHONE

This Proposal will remain valid through December 23, 1999. In the event this Proposal is not accepted prior to this date, then the price, schedule, and other portions of this Proposal could be subject to change.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


INTRODUCTION

Rapistan Systems is pleased to present this Proposal to provide a RapidPICK Paperless Picking System for Home Interiors' Facility in Carrollton, TX.


PROPOSAL CONTENT

DESCRIPTION OF RapidPICK SYSTEM: This section describes the system's physical layout, control system architecture, hardware features and provides a detailed Description of Operation for key operating features of the RapidPICK System being proposed.

EQUIPMENT SPECIFICATIONS: This section provides a list of the individual components and the quantities of each being proposed for the system, along with a description of the major operator interfaced components.

PARAMETERS: The section specifies what will be provided in terms of engineering, installation, training, manuals, testing and warranty by Rapistan Systems, as well as defines project responsibilities to be provide by Purchaser.

CLARIFICATIONS AND EXCEPTIONS: This section notes all clarifications and exceptions to Purchaser's bid request and specifications.

CONTRACT TERMS: These sections define the proposed project schedule, quoted prices, and proposed Terms and Conditions.

SALES AGREEMENT: Sales agreement between Purchaser and Mannesmann Dematic Rapistan Corp.


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF RAPIDPICK SYSTEM

ABBREVIATIONS AND DEFINITIONS

The following list of abbreviations and definitions will be used through the following Proposal.

BayCOLOR LED device used to indicate zone boundaries by changing color, red or green, and indicates Picks in a bay by flashing.

Host Purchaser's computer that gathers order data from their stores and/or Purchasers.

MaxiPICK 4D Four digit red LED display device used to indicate pick quantities and their status, and for acknowledgment at the pick location.

Operator                    Person supervising and monitoring the
                            RapidPICK System console.

Order A group of line items required to supply goods to a Purchaser.

Picker                      Person performing order picking.

Remote Terminal Non-PC terminal, with monitor and keyboard, remotely located and used to perform system functions, view order and picker status and request report printing.

SKU                         Stock Keeping Unit.

SubCONTROLLER               Unit which controls and monitors all
                            activity in specified zones. Communicates with SystemCONTROLLER and picking devices.

SystemCONTROLLER            UNIX based computer from which all functions
                            are controlled.

Tethered Scanner            A hand held barcode scanner directly
                            connected to the operating system by
                            communication cable.


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF RAPIDPICK SYSTEM
CONTINUED

UPS Uninterruptable Power Supply used to provide power to the picking system and its components in the event of power failure within the facility.

ZonePANEL                   Display Panel used to show order status,
                            zone status, prompt various picking
                            activities, perform diagnostics on system, and act as a redundant picking device.

PHYSICAL FACILITY

Pick To Light System

The proposed Pick-to-Light System is to be installed in (2) mirrored pods of (2) three-level pick modules. A total of (1412) pick slot locations will be covered by pick displays in a total of (20) case flow rack bays and (706) pallet bays. All pallet and flow rack is supplied by others.

The RapidPICK System will utilize three conveyors: one (1) powered takeaway and two (2) gravity flankers. The powered takeaway conveyor will include right angle power transfers for zone routing onto the appropriate gravity conveyor. The cartons will serpentine all three levels of two (2) modules before traveling to a dunnage and sealing area.

The Case Flow rack will be arranged in groups of bays, with every zone having one ZonePANEL and one tethered scanner. The ZonePANEL is positioned at the beginning of every zone, allowing for the indication of order status. Every other Rack Bay has a BayCOLOR in the center of the shelf at eye level. The BayCOLOR will indicate the zone boundaries by displaying different colors for adjacent zones, and will flash to identify that there are picks within a bay. The Pallet Rack will be arranged in groups of bays, with every zone having one ZonePANEL and one tethered scanner at each end, for forward and reverse picking. The Pick Device for the Pallet Location will be located on the cross member above the pallet.

BAY FACE CONFIGURATIONS

The bay layout will vary according to the type of pick. Typical carton flow and pallet flow configurations are shown, along with the required quantity of devices.


DESCRIPTION OF RAPIDPICK SYSTEM


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
CONTINUED


                 [TYPICAL CARTON FLOW RACK CONFIGURATION CHART]

                     TYPICAL CARTON FLOW RACK CONFIGURATION


Device          Quantity per Bay     # of Bays           Total
MaxiPICK 4D                   24    (TYP)     20               456


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
DESCRIPTION OF RAPIDPICK SYSTEM
CONTINUED



                    [TYPICAL PALLET RACK CONFIGURATION GRAPH]

                       TYPICAL PALLET RACK CONFIGURATION


Device         Quantity per Bay     # of Bays           Total
MaxiPICK 4D                  2               706             1412


                              OVERALL SYSTEM

Device         Pallet Location      Carton Location     Total
MaxiPICK 4D                  1412                 456         1868


SYSTEM ARCHITECTURE AND LAYOUT

RapidPICK is managed by the SystemCONTROLLER, which is linked to distributed intelligent SubCONTROLLER devices via the RP2NET communication system to ensure a real-time response for all processes. There is a dedicated system console, keyboard and report printer attached to the SystemCONTROLLER for all user initiated functions.


DESCRIPTION OF RAPIDPICK SYSTEM

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
CONTINUED


SubCONTROLLERs monitor and control all the activities for specified sections of the system, under the direction of the SystemCONTROLLER. The section of the system managed by a single SubCONTROLLER is referred to as a physical zone. Each SubCONTROLLER is capable of controlling multiple logical zones.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF OPERATION

The following sections highlight key system operating components of the proposed RapidPICK system.

SYSTEM OVERVIEW

Pick Modules

Orders for picking are downloaded from the WMS to the RapidPICK SystemCONTROLLER in waves. Waves are predetermined by the WMS based on cubing of the shipping trucks. Each wave is approximately 1/4 of a load for 10 of the 20 available trucks. The WMS will divide all orders into the two mirrored picking pods, keeping picking volume approximately equal.

A picker will induct an order by pushing the next button on the zone display and scanning a unique bar code (by others), which is placed on a shipping carton. This marries the picking carton to the order number. Once an order has been accepted for picking in a zone, the BayCOLOR in each bay of that zone will flash to show activity. Note: the BayCOLOR will always be lit as either red or green, alternating from zone to zone, providing a definition of zone boundaries. Where there are active picks in the zone, the slot display devices will be lit. The MaxiPICK 4D devices will show the pick quantity for each item.

Orders will start in the candle area, where a picker will pick to a special candle box (exact dimensions to be determined). The picker will be directed to the appropriate items by the pick to light system. Once all picks are completed in this zone, the picker will either pass the carton on to the next zone, or, if the carton is full, onto the take away conveyor. The picker in the last zone of a picking area will release the carton to the powered take away conveyor, where the system will transport it to the next appropriate zone.

As a carton becomes full, the picker will close out the carton, send the carton out of the picking area, induct a new carton for the order and continue picking. The contents of this completed carton are now married to the order number by the unique bar code.

As a carton of an order is received into a subsequent picking area, the label on the carton is scanned by the picker, which lights the required picks in the zone. If there are no picks in this zone, the zone display will acknowledge this, and the picker will pass the carton into the next zone.

If there is not adequate product to fill an order, two approaches can be taken. The picker can either suspend the order and place the carton underneath the gravity


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999

DESCRIPTION OF OPERATION
CONTINUED

flanker to be filled later, or the quantity can be decremented on the slot display and the order can be shipped short. All items and quantities are sent to the WMS upon carton close out.

Packing and Shipping

Completed cartons are serpentined through all three levels of both modules in a picking pod. Once out of the modules, the cartons are conveyed to a dunnage and sealing station. The operator will scan the unique bar code id on the carton (scanner and required computer hardware by others), and the WMS will print a shipping label and packing list. The shipping label, which contains a sort destination, will be secured on top of the box. The packing list will be placed inside the box, along with dunnage, by others. The carton will then be manually pushed into a carton sealer, also by others, and conveyed to the shipping sorter. The shipping sorter will divert the carton down to the appropriate truck and send a confirmation to the WMS for manifesting.

DATA BASE RESPONSIBILITIES (WMS)

Host Responsibilities

Purchaser's Host Computer is responsible for creating the order files necessary for the picking operation. It is the responsibility of the Host system to maintain the SKU to slot location data base.

Download/Upload of Orders

The Host interface to the RapidPICK System will be through an Ethernet connection using TCP/IP and FTP. The Host interface is the responsibility of the Purchaser. The Host system will download order picking instructions to the RapidPICK System. At a minimum, these instructions will include the order number, each slot location number and the quantity to be picked from that slot.

Pick transaction details are uploaded from the RapidPICK System upon carton close-out or completion of an order. These uploads will include carton content data. Short pick data will be uploaded at completion of an order.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF OPERATION
CONTINUED

RapidPICK System PickMAP

The RapidPICK System will light locations for the pick operation by matching the pick slot location name in the order file with the position of a display device in the pick module. This information is held in the PickMAP.

The primary purpose of the PickMAP is to associate the location names with the physical wiring of the RapidPICK System. Other relationships, such as the relationship of bays to zones and the sequence in which the devices are to be lit, are also in the PickMAP.

RapidPICK System Zone Maps

To evenly distribute the picking work load to multiple pickers, the system is divided into work zones. These work zones are identified to the pickers in two ways. First the zone number is displayed on the ZonePANEL(s) corresponding to the zone. Second the BayCOLOR devices of each bay shows the boundary of the zones by displaying in different colors (primarily in red or green). Adjacent bays of the same color are in the same zone.

Depending on picking volume or number of pickers available, the zone map can be changed via the system monitor menu screen. This can be done by choosing one of the pre-defined zone maps or by creating a new zone map to cover a special condition. The RapidPICK System allows for an unlimited number of zone maps to exist, but it is recommended that no more than 50 zone maps ever be in existence at one time.

Changing of the zone map requires the system to be stopped and restarted for the new map to take effect. This means all orders active in a zone must be completed before the change is made to the map. It is advisable to re-scan an order into the zone it was just completed in to be sure no picks are missed. This is extremely important because the new zone could include additional downstream bays.

Label Printing

All carton labels are printed by the WMS.

The unique Carton label will be applied to the order carton by the induction operator before the order can be inducted into a pick zone.


DESCRIPTION OF OPERATION


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
CONTINUED

A shipping label will be applied to the shipping carton at the dunnage and sealing area.


MANAGEMENT TOOLS AND REPORTS

The RapidPICK2 user interface is a color text based screen with pull down menus and function key support. Function keys are used to access specific functions, based on what is currently selected on screen (context sensitive).

There are two levels of password protection that can be assigned to critical functions such as order deletion, if required.

Start/Stop

The Start/Stop pull down menu provides options to start and stop the entire system, run End-of-Day processing, manual pick an order, stop and start individual processes and display general operation system information.

Start All

Start all of the processes in the RapidPICK2 System.

Shutdown All

Shuts down all of the processes in the RapidPICK2 System.

End-of-Day Processing

 End-of-Day processing clears all picked cartons from the system database, resets statistics and productivity counters, clears logs and otherwise cleans up the system for use in the next shift. Time taken to process can vary widely depending on the type of configuration options used and the volume of data in the database.

End-of-Day processing will be automated to occur at a pre-defined time during a non-operational period. It can also be configured to produce certain reports automatically.

The End-of-Day process will be configured as follows;

o        Shutdown controllers

DESCRIPTION OF OPERATION
CONTINUED


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Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999

End-of-Day Processing (cont.)

o    Reset statistics and productivity counters
o    Clear system log files
o    Delete upload System Acknowledgement files
o    Delete completed orders
o    Delete all orders older than a pre-set number of days
o    Restart the system after completion

Maintenance

 Provides the facility to manually shut down individual processes and restart them individually. All processes can also be started fresh (i.e. initialized without retaining previous picking information) from the Maintenance menu or individually started fresh.

Others

Displays general operating system information.

Inquires

The Inquires pull down menu provides a number of inquire screens which can be used to track the progress of a carton, as well as display system log files for diagnostic purposes.

Order Status

Displays a `drill down' order number list, which can be used to show the current diverting/picking progress of the order as well as the last divert point which the order was seen.

Orders which haven't been started (un-started picks) maybe selected from the list and deleted manually by the system supervisor.

Find Order

Provides the same features as the Order Status menu option, however the operator is prompted to key in the specific order number rather than search a list.


DESCRIPTION OF OPERATION
CONTINUED

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
System Log

The System Log provides an audit trail of RapidPICK2 activities including any exceptions that may require action. The contents of this file can be viewed at any time by selecting a menu key.

Comms Log

The Comms Log provides an audit trail of RapidPICK2 communications activities including any exceptions that may require action. The contents of this file can be viewed at any time by selecting a menu key.

Reports

The Reports pull down menu provides a number of reports that can be printed on the attached report printer. Typical reports include order picking, location statistics, deleted orders, completed orders and shorted picks.

Note: Statistic based reports are only current for the shift in which they are generated (i.e. once End-of-Day processing is run the statistics are reset for the next shift).

Following are examples of the reports that may be used to monitor picking activity and statistics. Period statistics, for example, day, month and year are updated when statistics are cleared during End-of-Day processing.

Order Picking Summary by Zone

Prints a report showing the work throughput during the current shift on a per zone basis.

Order Picking Summary by Picker

Prints a report showing the work throughput and productivity during the current shift on a picker basis. Any pickers that have logged on during the shift will be included in the report.


DESCRIPTION OF OPERATION
CONTINUED

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
Location Statistics


Prints a report showing the hits/picks on a location basis, based on the work processed during the current shift.

The following is a typical representation of this report:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     ***** LOCATION STATISTICS *****

Location               Hits                Picks
================================================================================
A20-10-A05             43                  4312
B10-15-B02             23                  432
B10-17-C03             123                 4322
B20-20-A04             43                  4321


================================================================================
--------------------------------------------------------------------------------


Deleted Orders

 Prints a list of all orders that were manually deleted during the last shift. Information is lost after running End-of-Day processing.

 The following is a typical representation of this report:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        ***** DELETED ORDER REPORT *****

                          Printed: 10:30:12pm 10/04/97

14:11 Jun26 Order  001041895 successfully deleted from the system



================================================================================
--------------------------------------------------------------------------------


Completed Order

Prints a list of all orders that have been picked prior to running End-of-Day processing.

The following is a typical representation of this report:


DESCRIPTION OF OPERATION
CONTINUED

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                       ***** COMPLETED ORDER SUMMARY *****

    Carton             Received                Started                   Completed
======================================================================================
001042093       6:58:17pm 06/24/97      10:32:08am 06/26/97     10:52:46am 06/26/97
001042096       6:58:17pm 06/24/97       9:04:16am 06/26/97     10:41:08am 06/26/97
001042122       6:58:18pm 06/24/97       9:20:05am 06/26/97     10:46:08am 06/26/97
         SHORT: Zone 13 Location A20-10-A05          Required: 2       Picked: 0


======================================================================================
--------------------------------------------------------------------------------------



Shorted Orders

Prints a list of all orders that were short picked during prior to running End-of-Day processing.

The following is a typical representation of this report:

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                      ***** COMPLETED ORDERS SUMMARY *****

    Carton             Received                 Started                   Completed
===========================================================================================================
001042122       8:57:12am 10/04/97      9:30:12am 10/04/97       10:46:12am 10/04/97
                SHORT: Zone       2     Location: A10-10-A05     Required: 20                 Picked: 12
                SHORT: Zone       2     Location: A10-09-C02     Required: 10                 Picked: 0
635273128       9:00:32am 10/04/97      9:30:40am 10/04/97        1:12:32pm 10/04/97
                SHORT: Zone       1     Location: A10-10-A05     Required: 2                  Picked: 1
                SHORT: Zone       4     Location: A10-09-C02     Required: 5                  Picked: 0
                SHORT: Zone       6     Location: B10-14-B06     Required: 10                 Picked: 0
321434991       9:00:33am 10/04/97      9:30:45am 10/04/97       11:32:05am 10/04/97
                SHORT: Zone       4     Location: A10-10-A05     Required: 4                  Picked: 0
                SHORT: Zone       5     Location: A10-09-C02     Required: 7                  Picked: 4

===========================================================================================================
-----------------------------------------------------------------------------------------------------------


Order Summary Report

Prints a totaled report showing the number of orders received, picked, short picked, etc. prior to running End-of-Day.

The following is a typical representation of this report:

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF OPERATION
 CONTINUED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            ***** ORDER SUMMARY *****

Order
================================================================================
Last cleared:                         6:48pm  06/25

RECEIVED
         Total:                       285
         Today:                       113
         Since last cleared:          113

UNRELEASED:                           0

RELEASED
         Total:                       134
         Today:                       113
         Since last cleared:          113

STARTED                               1

PICKED
         Total:                       150
         Today:                       150
         Since last cleared:          150

================================================================================
--------------------------------------------------------------------------------


Incomplete Order Summary

Prints a list of all orders that have been inducted into a zone and still has picks remaining.

The following is a typical representation of this report:

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                   ***** INCOMPLETE CARTON SUMMARY *****

    Order          Received         Last Accessed       Scheduled Diverts       Diverts Remaining
                                                       12345                   12345
========================================================================================================
001041895     7:34:24am            7:59:32am           ---XX                   -----
             06/25/97             06/25/97


========================================================================================================
--------------------------------------------------------------------------------------------------------


Un-started Orders Summary

Prints a list of all orders which have not been inducted into a zone.

The following is a typical representation of this report:

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF OPERATION
 CONTINUED

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                       ***** UNSTARTED ORDER SUMMARY *****

    Order             Received            Last Accessed       Scheduled Diverts       Diverts Remaining
                                                             12345                 12345
===========================================================================================================
001041895        7:34:24am 06/25/97    7:59:32am 06/25/97    --X-X                 --X--



===========================================================================================================
-----------------------------------------------------------------------------------------------------------

Per Picker Report

Prints a report showing the work throughput and productivity for a picker.

The following is a typical representation of this report:

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                            ***** ORDER PICKING SUMMARY BY PICKING TEAM *****


   Team         Logon     Total    Orders    Total    Hits    Total    Picks       Hits      Ave. Time/
   Name         Time      Orders   Per Hr    Hits    Per Hr   Picks    Per Hr   Per Order       Order
==========================================================================================================
One           10:12:43    321      32        432     43       3213     321      40           .58
Two           10:22:23    312      30        4324    420      16403    1592     23           2.40
Three         3:12:43     32       10        54      18       4343     1447     32           1.45



==========================================================================================================
----------------------------------------------------------------------------------------------------------

This report can be generated using any one of the following time requirements:

1) Current Shift Picker - This is information accumulated since the last EOD operation has taken affect.
2) Current Day Picker - This is any information that has accumulated since midnight. If EOD was ran after midnight for the previous day, this report will contain the information that was generated by EOD and the Current Shift Information.
3) Current Month Picker - This is all the information that has accumulated since midnight on the first day of the month.
4) Current Year Picker - This is all the information that has accumulated since midnight on the first day of the year.
5) Any Day Picker - This is the current day picker information for any specified day.
6) Any Month Picker - This is the entire month picking summary for any given month.
7) Any Year Picker - This is the entire years picking summary for any given year.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


DESCRIPTION OF OPERATION
CONTINUED

Per Zone Report

Prints a report showing the work throughput and productivity for a zone.

The following is a typical representation of this report:

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                            ***** ORDER PICKING SUMMARY BY PICKING TEAM *****


                 Picking      Total      Hits      Total      Picks
                  Period       Hits     Per Hr     Picks      Per Hr
 =========================================================================================
 Zone 1         2:01:34      125        61        486        239
 Zone 2         1:04:51      43         39        157        145
 Zone 3         0:00:00      0          0         0          0



 =========================================================================================
------------------------------------------------------------------------------------------

This report can be generated using any one of the following time requirements:

1) Current Shift Zone - This is information accumulated since the last EOD operation has taken affect.
2) Current Day Zone - This is any information that has accumulated since midnight. If EOD was ran after midnight for the previous day, this report will contain the information that was generated by EOD and the Current Shift Information.
3) Current Month Zone - This is all the information that has accumulated since midnight on the first day of the month.
4) Current Year Zone - This is all the information that has accumulated since midnight on the first day of the year.
5) Any Day Zone - This is the current day picker information for any specified day.
6) Any Month Zone - This is the entire month picking summary for any given month.
7) Any Year Zone - This is the entire years picking summary for any given year.

System Status display

The System Status is displayed at the bottom of the screen. It shows the status of the RapidPICK2 software controllers, the number of carton in the system, the file system usage and any zone errors.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


RAPIDPICK SYSTEM EQUIPMENT SPECIFICATION

SYSTEM HARDWARE LIST


HARDWARE:                         SYSTEM QTY.                RECOMMENDED SPARES QTY.

SystemCONTROLLER                          1                                  1

SubCONTROLLER                            16                                  2

Fiber Link                               16                                  2

ZonePANEL 2D                            200                                 15

MaxiPICK 4D                            1868                                100

BayCOLOR                                216                                 20

Daughterboard                           216                                 20

PowerSPLICE                             137                                 10

RP2NET Interface Card                     1                                  1

Report Printer                            1                                  0

Modem (SystemCONTROLLER)                  1                                  0

Marquees                                 36                                  0

Tethered Scanner                        200                                 10

Uninterruptable Power Source              8                                  0

Slot Display Cables                   1 Lot                                N/A

P-TAP                                   200                                 15

Aluminum Ducting & Capping (feet)      6300                                  0

12 VAC Fuses                            706                                 70

120 VAC Fuses                            32                                  4

"As-Built" Documentation              1 Lot                                N/A

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


HARDWARE SPECIFICATIONS

This section defines the hardware to be used, the number of units of each type and the location of each. It also describes the electrical requirements for the proposed system.

SYSTEMCONTROLLER

The proposed RapidPICK System incorporates a single SystemCONTROLLER which is linked to Purchaser's Host/WMS computer system. Communications between the two computers will be over a Purchaser provided 10BaseT Ethernet system using TCP/IP with FTP. The SystemCONTROLLER will include a modem which allows for remote monitoring of the system, and an uninterruptable power supply to allow for orderly shutdown of the system operation in the event of power failure. The SystemCONTROLLER will be a UNIX based Compaq Pentium computer with dual hard drives.

SUBCONTROLLER

                                    [GRAPHIC]

To distribute processing and increase system performance, (16) SubCONTROLLERs are used within the system. They buffer data and transactions effecting an orderly flow of information within the network. Each SubCONTROLLER is connected to the local devices through a fiber optic link. The design of this link isolates upper level equipment from static and other electrical discharge that may occur at the picking faces. The SubCONTROLLER and its supporting devices are installed in a Nema 1 enclosure.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


SUBCONTROLLER PANEL


                                    [GRAPHIC]

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


FIBER LINK
                                    [GRAPHIC]

ZONEPANEL
                                    [GRAPHIC]

The system is organized into zones. Every zone will have a ZonePANEL to provide important information to the picker. The ZonePANEL will display: zone number, order number, and number of lines to be picked. The ZonePANEL provides direct scanner interface to the RapidPICK System for entering orders into zones for the picking process.

P-TAP

                                    [GRAPHIC]

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


SLOT DISPLAYS


All pick slot locations within the RapidPICK system will have a light to indicate when a location requires a pick. Multiple types of devices have been chosen based on product movement and type of system operation. These devices are referred to as slot displays. The slot displays clip into a specially designed rigid aluminum rail that is mounted to the face of the storage equipment. All wiring is concealed and protected by the ducting and its cover.

MaxiPICK 4D

                                    [GRAPHIC]

MaxiPICK device that consists of a red four (4) digit LED display, red LED indicator light, "OK" acknowledgment button, "Action" button and two (2) decrement buttons. The unit is used to indicate and acknowledge picks, and allow the picker to perform certain operational functions. The MaxiPICK 4D is also used to drive BayCOLOR devices. The maximum number of slot display device which can be driven by a single MaxiPICK 4D is sixty (60).

BAYCOLOR

                                    [GRAPHIC]

A BayCOLOR device consists of a five light LED array capable of displaying in different colors. There is one BayCOLOR per bay. They indicate the zone boundaries by displaying a different color for each zone. When a pick is required in the zone, the unit flashes. The BayCOLOR is driven by a MaxiPICK 4D device in the bay.

POWERSPLICE

                                    [GRAPHIC]

The PowerSPLICE is used throughout the system to boost the power to the MaxiPICK and secondary devices.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


MODEM

The SystemCONTROLLER is equipped with an external modem to allow service access by Rapistan Systems' engineering and technical support personnel.

DUCTING

                                    [GRAPHIC]

The aluminum duct is a rigid aluminum extrusion that is used for mounting various MaxiPICK devices. It can be mounted by screwing onto a mounting bracket or shelf face. A plastic duct cover is used to fill in the space between duct mounted devices. The duct cover protects these devices from dirt, mechanical abuse and electrical noise.

UNINTERRUPTABLE POWER SUPPLY (UPS)

Uninterruptable power supplies are provided in the system to prevent the lost of operating date in case of building power interruption. These units monitor their power source, if a loss of power is detected they switch to their internal battery power. The UPS unit used for the SystemCONTROLLER will also send a signal to the SystemCONTROLLER when a loss of building power is detected. The SystemCONTROLLER will run a controlled shutdown procedure, shutting itself down to prevent the loss of data.

TETHERED SCANNER

One Tethered Hand Held Scanner is provided per ZonePANEL.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


RAPIDPICK SYSTEM PARAMETERS

PROJECT MANAGEMENT

The project will be assigned to an experienced Rapistan Systems' Project Manager who will function as Purchaser's primary contact for all contractual issues related to the project.

SYSTEM ENGINEERING

System Engineering for this project will be handled by a team of engineers consisting of one or more Project Engineers and Software Engineers.

Controls Project Engineer

Each project will be assigned to a Lead Project Engineer from the Pick-to-Light Controls Group who will have primary responsibility for the form, fit and function of the system. Additional engineers will be assigned accordingly.

Software Engineer

Each project will be assigned to a Lead Software Engineer who will have responsibility to work with the Lead Project Engineer to select the correct Computer hardware and software, and to set-up, configure and test that hardware and software to meet the requirements of the project. Additional engineers will be assigned accordingly.

SITE CONDITION PRIOR TO START OF INSTALLATION

Installation of building, mezzanines, platforms, conveyor, pallet racks, case flow racks, and static shelving is to be completed in the area of the RapidPICK System installation prior to start of RapidPICK System installation. The area around the RapidPICK installation must be a safe environment free of construction hazards.

ETHERNET SYSTEM REQUIREMENTS

The Purchaser is responsible for providing a dedicated and isolated TCP/IP Ethernet network segment (10/100baseT) with intelligent hub and all drops necessary for Pick to Light printers, computers, terminals, etc. All connectivity hardware and software on the Host is the responsibility of the Purchaser. The interface point will be the connector on the end of the Ethernet cabling with a 10baseT connector. This connection point must be within 3'-0" of the usage point.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


RAPIDPICK SYSTEM PARAMETERS
CONTINUED

MODEM LINE

The Purchaser is responsible for providing a dedicated analog modem line for Rapistan support for a period of one year after start of beneficial use of the system for software warranty.

POWER SUPPLY FOR UPS PROTECTED PORTION OF SYSTEM

Purchaser will provide 110 VAC power drops at agreed locations for Rapistan Systems' UPS units from which Rapistan Systems will distribute the power to the Pick-to-Light control system.

ELECTRICAL OUTLETS FOR SYSTEM

Purchaser will provide 110 VAC duplex outlets at agreed locations for RapidPICK peripheral equipment. This will include Remote terminals.

RACKS AND SHELVING

The RapidPICK System will be installed on the flow racks provided by the Purchaser. Typical bay configuration drawings have been included within this Proposal. Installation of the flow racks and shelving to be completed before schedule start date for installation of the RapidPICK System.

SLOT LOCATION NAMING CONVENTION

Purchaser will provide specifications for the finalized physical locations and naming convention of pick slots within the system a minimum of four (4) weeks after receipt of order.

SLOT LOCATION BARCODES

Purchaser will install barcode labels for each individual SKU location.

OPERATION AND MAINTENANCE MANUALS

Rapistan Systems will provide three (3) copies each of the Operation and Maintenance Manual for the system. These manuals will form the guide for operator and maintenance training.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


RAPIDPICK SYSTEM PARAMETERS
CONTINUED

OPERATOR TRAINING

Focus is on operational procedures and safe and proper use of the installed system.

MAINTENANCE TRAINING

Training designed for Purchaser maintenance personnel. Topics include troubleshooting, parts removal, parts replacement, service intervals and documentation familiarization.

SOFTWARE TRAINING

Topics include system start-up and power down, diagnostics, console use, peripherals, trouble shooting and error handling. This training is normally conducted during system integration and field installation. Designed for systems supervisor and technical personnel.

SOFTWARE DATA FOR TESTING

Purchaser will provide Rapistan Systems with the required data to begin system software testing a minimum of six (6) weeks prior to the commencement of on-site project installation.

SYSTEM ACCEPTANCE TESTING

Upon completion of the installation, tests will be performed to assure that the system operates in accordance with the Detailed Functional Specification as agreed to by Purchaser and Rapistan Systems. Any discrepancies between the system operation and the Detailed Functional Specifications will be corrected by Rapistan Systems or its designated agent. It is also a requirement of the acceptance test that all software be completed, tested and documented. Purchaser will provide test materials and operating personnel as required to operate the system during the test periods. Test materials will include sample product, pick cartons, and test labels.

WARRANTY

For warranty of Rapistan Systems' supplied System Hardware and Software, refer to General Terms and Conditions (Exhibit "A" of this Proposal), item No. 2.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999

RAPIDPICK SYSTEM PARAMETERS
CONTINUED

YEAR 2000 COMPLIANCE WARRANTY

The Rapistan manufactured software and hardware provided to purchaser, along with all integrated third party certified software and hardware, for this project is designed to be used prior to, during and after the calendar year 2000 A.D. and will operate during each such period without error relating to date data. This system, when used in conjunction with other information technology systems, will accurately process date data provided the other systems also furnish Year 2000 Compliant date data.

EMERGENCY SERVICE

For a period of 90 days, beginning at start of warranty, Rapistan Systems' Emergency Telephone Service is available 24 hours per day, 7 days per week, at no charge. Your call will be referred to and promptly handled by experienced Rapistan Systems Technicians who will attempt to quickly resolve the problem through phone discussions and modem support.

Should troubleshooting efforts by Rapistan Systems Technicians determine that assistance by Engineering is required, Rapistan Systems will respond in a timely (best effort) manner between the hours of 7:45 AM and 4:45 PM Eastern Time Monday through Friday. 24 Hour extended support programs are available at additional cost.

After 90 days, Emergency Telephone Service will be provided on a time and material basis (minimum one hour charge) or purchased as part of an extended support program.

Rapistan Systems Emergency On-Site Service is available on a best effort response and on a time and expense basis.

MAINTENANCE

Maintenance of the installed system is the responsibility of the Purchaser upon start of the warranty period. Rapistan Systems offers a Preventive Maintenance program at an additional cost.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


CLARIFICATIONS AND EXCEPTIONS

RAPIDPICK SYSTEM TECHNICAL CLARIFICATIONS AND EXCEPTIONS

1. The interface between the Host/WMS and the Rapid PICK2 System is via FTP over TCP/IP and is the Purchaser's responsibility to provide.

2. The Purchaser must provide the LAN networking equipment and cabling with drops with the appropriate connectors for direct connection to Rapistan's RP2 SystemCONTROLLER.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


SCHEDULE

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999


PRICE:


The price for the performance of Rapistan Systems work described in this Proposal is as follows:


RapidPICK2 System Investment (Includes Zone Routing Software)...... $640,110.00
Pick To Light Spare Parts.......................................... $ 25,855.00
Freight............................................................ $  3,000.00

PICK TO LIGHT INVESTMENT........................................... $668,965.00

Estimated taxes at 8.25%........................................... $ 55,190.00

TOTAL INVESTMENT................................................... $724,155.00

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999



PAYMENT TERMS:

Rapistan Systems agrees to submit invoices and Home Interiors agrees to pay invoices in accordance with the terms and conditions of the agreement and the invoice and payment schedule shown below. All payments shall be made at the address indicated on Rapistan Systems' invoice.

A late payment charge of prime plus two percent will be added to any amount not received by Rapistan Systems on or before the invoice payment date indicated on the payment schedule. Where this rate exceeds a maximum rate permitted by applicable law, the permissible rate will apply.

In connection with Rapistan Systems' obligation to install the Equipment, the final invoice, per the invoice and payment schedule, may be held as retainer. Home Interiors will pay the retainer amount within 15 days after Rapistan Systems' completion of the installation, testing of the equipment, acceptance of the equipment and goods by Purchaser, and delivery to Purchaser of (a) duly executed unconditional waivers of mechanics' and materialmens' liens from Rapistan Systems and every supplier of work, material, goods or services in connection with the equipment, (b) originals of any and all warranties associated with the equipment and goods, (c) originals of any and all user guides and manuals and owner's manuals associated with the equipment and goods, and (d) an affidavit of Rapistan Systems listing all persons who supplied, manufactured, and/or installed the equipment and goods (collectively, "Installation Commissioning"). However, should there be a dispute about the completion of the Installation Commissioning, then Home Interiors shall inform Rapistan Systems of any claimed defects in the Equipment and the amount necessary to correct claimed defects will be mutually determined in writing. Home Interiors will then pay the final invoice less the determined amount. Home Interiors will pay the remaining retainer upon correction by Rapistan Systems of any defects in the Equipment as mutually determined.

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999
Invoices and payment will be forwarded to provide for receipt by the appropriate party on the date shown.

                                                                                             DATE PAYMENT
                                                   INVOICE                                   RECEIVED BY
INVOICE DATE       INVOICE DESCRIPTION              VALUE            AMOUNT                RAPISTAN SYSTEMS
------------       -------------------              -----            ------                ----------------
     12-17-99      Down Payment                      25%          $167,241.00        Upon Written Notification to
                                                                                               proceed
     01-01-00      Engineering Complete
                        All Equipment In Mfg.        15%          $100,345.00                Net 15 days
     02-01-00      Equipment Shipped                 35%          $234,138.00                Net 15 days
     03-01-00      Installation Complete             15%          $100,345.00                Net 15 days
     06-01-00      Retainer                          10%          $ 66,896.00       Net 15 days after Installation
                                                                  -----------
                                                                                            Commissioning

                   TOTAL                                          $668,965.00

Home Interiors                                           [RAPISTAN SYSTEMS LOGO]
56-5879 Rev. B
December 14, 1999







This Sales Agreement, hereinafter called "Agreement", made by and between Home Interiors & Gifts, Inc., 4550 Spring Valley Rd., Dallas, TX 75244, hereinafter called "Home Interiors" and Mannesmann Dematic Rapistan Corp., 8600 W. Royal Lane, Suite 100 A, Irving, TX 75063, hereinafter called "Rapistan Systems", constitutes Agreement of the parties as follows:

        1. Rapistan Systems agrees to sell to Home Interiors and Home Interiors agrees to purchase from Rapistan Systems, the equipment and any services described in Rapistan Systems Proposal No. 56-5879 Rev. B, dated December 14, 1999, Tabs 1 through 7 and Pages 1 through 34 for the price set forth in the Proposal and on the terms and conditions of Exhibit A.

        2. This Agreement constitutes the entire agreement between the parties and no oral or other representation shall prevail, notwithstanding any other terms and conditions of any order submitted by Home Interiors. Any changes, modifications, or additions to this Agreement are binding and enforceable only if made in writing and signed by both parties.






Approved and Executed By:

HOME INTERIORS & GIFTS, INC.                   MANNESMANN DEMATIC RAPISTAN CORP.

/s/ BETTINA SIMON                              /s/ ROYAL SMITH
-------------------------------------------    ---------------------------------
Signature                                      Signature

Vice President, General Counsel & Secretary    General Manager
-------------------------------------------    ---------------------------------
Title                                          Title

December 15, 1999                              December 15, 1999
-------------------------------------------    ---------------------------------
Date                                           Date